Exhibit 99.2

UNITED STATES OF AMERICA

Before the

OFFICE OF THRIFT SUPERVISION

)
In the Matter of	)	Order No.: WN-1O-025
BROADWAY FEDERAL BANK, f.s.b.	)
)
Los Angeles, California	)	Effective Date: September 9, 2010
OTS Docket No. 05141)
)

ORDER TO CEASE AND DESIST

WHEREAS, Broadway Federal Bank, f.s.b., Los Angeles, California, OTS Docket No. 05141 (Association), by and through its Board of Directors (Board), has executed a Stipulation and Consent to the Issuance of an Order to Cease and Desist (Stipulation); and

WHEREAS, the Association, by executing the Stipulation, has consented and agreed to the issuance of this Order to Cease and Desist (Order) by the Office of Thrift Supervision (OTS) pursuant to 12 U.S.C. § 1818(b); and

WHEREAS, pursuant to delegated authority, the OTS Regional Director for the Western Region (Regional Director) is authorized to issue Orders to Cease and Desist where a savings association has consented to the issuance of an order.

NOW, THEREFORE, IT IS ORDERED that:

Cease and Desist.

1. The Association and its directors, officers, and employees shall cease and desist from any action (alone or with others) for or toward, causing, bringing about, participating in or

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counseling, or aiding and abetting the unsafe or unsound practices that resulted in deteriorating asset quality, ineffective risk management practices, excessive concentrations of credit, inadequate oversight and supervision of the lending function, and inadequate liquidity planning at the Association.

Capital.

2. By October 31, 2010, the Association shall have and maintain a Tier 1 (Core) Capital Ratio equal to or greater than eight percent (8%) after the funding of an adequate Allowance for Loan and Lease Losses (ALLL) and a Total Risk-Based Capital Ratio equal to or greater than twelve percent (12%).1

3. By October 31, 2010, the Association shall submit to the Regional Director for review and notice of non-objection a written plan for July 2010 through December 2012 to achieve and maintain the Association’s capital at the levels prescribed in Paragraph 2 (Capital Plan). At a minimum, the Capital Plan shall:

(a) identify the specific sources of additional capital and the timeframes and methods by which additional capital will be raised, including specific target dates and corresponding capital levels;

(b) detail the Association’s capital preservation and enhancement strategies with specific narrative goals; and

(c) address all corrective actions set forth in the OTS Report of Examination of the Association as of January 25, 2010 (2010 ROE) relating to capital.

4. Upon receipt of written notification from the Regional Director that the Capital Plan is acceptable, the Association shall implement and adhere to the Capital Plan. A copy of the Capital Plan and the Board meeting minutes reflecting the Board’s adoption thereof shall be provided to the Regional Director within five (5) days after the Board meeting.

[1]

The requirement in Paragraph 2 to have and maintain a specific capital level means that the Association may not be deemed to be “well-capitalized” for purposes of l2 U.S.C. §1831o and 12 C.F.R. Part 565, pursuant to 12 C.F.R. §565.4(b)(1)(iv).

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5. Within fifteen (15) days after: (a) the Association fails to meet the capital requirements prescribed in Paragraph 2; (b) the Association fails to comply with the Capital Plan prescribed in Paragraph 3; or (c) any written request from the Regional Director, the Association shall submit a written Contingency Plan that is acceptable to the Regional Director.

6. The Contingency Plan shall detail the actions to be taken, with specific time frames, to achieve one of the following results by the later of the date of receipt of all required regulatory approvals or sixty (60) days after the implementation of the Contingency Plan: (a) merger with, or acquisition by, another federally insured depository institution or holding company thereof; or (b) voluntary dissolution by filing an appropriate application with the OTS in conformity with applicable laws, regulations and regulatory guidance.

7. Upon receipt of written notification from the Regional Director, the Association shall implement and adhere to the Contingency Plan immediately. The Association shall provide the Regional Director with written status reports detailing the Association’s progress in implementing the Contingency Plan by no later than the first (1st) and fifteenth (15th) of each month following implementation of the Contingency Plan.

Business Plan.

8. By September 30, 2010, the Association shall submit to the Regional Director for review and notice of non-objection a new comprehensive business plan for July 2010 through December 2012 (Business Plan) that addresses all corrective actions in the 2010 ROE relating to the Association’s Business Plan. At a minimum, the Business Plan shall conform to applicable laws, regulations and regulatory guidance and include:

(a) plans to increase the Association’s net earnings, maintain appropriate levels of liquidity, maintain appropriate levels of ALLL and other valuation allowances, and achieve profitability on a consistent basis throughout the term of the Business Plan; and

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(b) strategies for ensuring that the Association has the financial and personnel resources necessary to implement and adhere to the Business Plan, adequately support the Association’s risk profile, maintain compliance with applicable regulatory capital requirements, and comply with this Order.

9. Upon receipt of written notification from the Regional Director that the Business Plan is acceptable, the Association shall implement and adhere to the Business Plan. A copy of the Business Plan and the Board meeting minutes reflecting the Board’s adoption thereof shall be provided to the Regional Director within five (5) days after the Board meeting.

10. Any material modifications2 to the Business Plan must receive the prior written non- objection of the Regional Director. The Association shall submit proposed material modifications to the Regional Director at least forty-five (45) days prior to implementation.

11. Within thirty (30) days after the end of each quarter, after implementation of the Business Plan, the Board shall review quarterly variance reports on the Association’s compliance with the Business Plan (Business Plan Variance Reports). The Business Plan Variance Reports shall:

(a) identify variances in the Association’s actual performance during the preceding quarter as compared to the projections set forth in the Business Plan;

(b) contain an analysis and explanation of identified variances; and

(c) discuss the specific measures taken or to be taken to address identified variances.

[2]

A modification shall be considered material under this Section of the Order if the Association plans to: (a) engage in any activity not contemplated by the Business Plan or that is inconsistent with the Business Plan; or (b) exceed the level of any activity contemplated in the Business Plan or fail to meet target amounts established in the Business Plan by more than ten percent (10%).

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12. A copy of the Business Plan Variance Reports and Board meeting minutes shall be provided to the Regional Director within five (5) days after the Board meeting.

Classified Asset Reduction Plan.

13. Within forty-five (45) days, the Association shall submit to the Regional Director for review and notice of non-objection a written comprehensive Classified Asset Reduction Plan. The Classified Asset Reduction Plan, at a minimum, shall include:

(a) targets for the level of classified assets as a percentage of Tier 1 (Core) Capital and Allowance for Loan and Lease Losses (ALLL) and timeframes for each such target;

(b) a description of the manner of, and methods for, reducing the Association’s level of classified assets to the target set therein; and

(c) a description of all underlying assumptions and projections and document supporting such assumptions and projections.

14. Upon receipt of written notification from the Regional Director that the Classified Asset Reduction Plan is acceptable, the Association shall implement and adhere to the Classified Asset Reduction Plan. A copy of the Classified Asset Reduction Plan and the Board meeting minutes reflecting the Board’s adoption thereof shall be provided to the Regional Director within five (5) days after the Board meeting.

15. Any modifications to the Classified Asset Reduction Plan must receive the prior written non-objection of the Regional Director. The Association shall submit proposed modifications to the Regional Director at least forty-five (45) days prior to implementation.

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16. Within thirty (30) days after the close of each calendar quarter, after the implementation of the Classified Asset Reduction Plan, the Board shall review quarterly variance reports on the Association’s compliance with the Classified Asset Reduction Plan (Classified Asset Reduction Variance Reports). The Classified Asset Reduction Variance Reports shall:

(a) identify variances in the Association’s actual performance during the preceding quarter as compared to the projections set forth in the Classified Asset Reduction Plan;

(b) contain an analysis and explanation of identified variances; and

(c) discuss the specific measures taken or to be taken to address identified variances.

17. A copy of the Classified Asset Reduction Variance Reports shall be provided to the Regional Director within five (5) days after the Board meeting.

Management Report and Plan.

18. Within forty-five (45) days, the Association shall retain an independent third party consultant (Management Consultant) that is acceptable to the Regional Director to conduct a management review as outlined in Paragraph 19 (Management Study).

19. Within thirty (30) days after the date of the Association’s engagement of the Management Consultant, the Management Consultant shall deliver a final, written report (Management Report) containing the findings and recommendations of the Management Consultant simultaneously to the Regional Director and the Board. The Management Report shall, at a minimum, include:

(a) assessment of the skills and experience possessed by the current members of the Board in connection with the Association’s risk profile and activities;

(b) assessment of the Board’s independence and fulfillment of its oversight function;

(c) assessment whether the capabilities of the Board as a whole would be enhanced through the addition of persons with particular skills and experience in connection with the Association’s risk profile and activities;

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(d) assessment of the current Senior Executive Officers,3 the Association’s organizational structure, and staffing levels of the Association;

(e) evaluation of the performance of the Association’s current Senior Executive Officers and members of the Board of Directors, including an assessment of whether compensation is commensurate with job duties and responsibilities in compliance with 12 C.F. R. § 563.161(b); and

(f) assessment of the adequacy of communication between Senior Executive Officers and the Board, and of the quality and timeliness of reports to the Board.

20. Within thirty (30) days of the Board’s receipt of the Management Report, the Association shall submit to the Regional Director for review and notice of non-objection a written plan that describes the specific actions that the Association shall take to address the findings and recommendations contained in the Management Report (Management Plan). Upon receipt of written notice from the Regional Director that the Management Plan is acceptable, the Association shall implement and comply with the Management Plan. Within five (5) days of the Board meeting at which it was adopted, the Association shall provide a copy of the final Management Plan to the Regional Director.

21. Any modifications to the Management Plan must receive the prior written non-objection of the Regional Director. Any request to modify the Management Plan shall be submitted to the Regional Director for review and written non-objection at least forty-five (45) days prior to the proposed date to implement any such modification.

[3]	The term “Senior Executive Officer” is defined at 12 C.F.R, § 563.555.

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Liquidity.

22. Within thirty (30) days, the Association shall develop and submit to the Regional Director for review and notice of non-objection a liquidity and funds management policy (Liquidity Management Policy) that addresses all corrective actions set forth in the 2010 ROE relating to liquidity and funds management. The Liquidity Management Policy shall comply with all applicable laws, regulations and regulatory guidance.

23. The Liquidity Management Policy shall include a Contingency Funding Plan, which shall, at a minimum, include:

(a) alternative funding sources for meeting extraordinary demands or to provide liquidity in the event the main liquidity sources identified in the Liquidity Management Policy are insufficient. In evaluating alternative funding sources the Contingency Funding Plan must address, at a minimum, selling assets, obtaining secured lines of credit, recovering charged-off assets, injecting additional equity capital, and the priority of the implementation of such alternative funding sources;

(b) appropriate lines of credit at correspondent banks, including the Federal Reserve Banks, that would allow the Association to borrow funds to meet depositor demands if the Association’s other provisions for liquidity prove to be inadequate; and

(c) retention of investment securities and other identified categories of investments that can be liquidated within one day in amounts sufficient (as a percentage of the Association’s total assets) to ensure the maintenance of the Association’s liquidity position at a level consistent with short-and-long-term liquidity objectives.

24. Upon receipt of written notification from the Regional Director that the Liquidity Management Policy is acceptable, the Association shall implement and adhere to the Liquidity Management Policy. A copy of the Liquidity Management Policy and the Board meeting minutes reflecting the Board’s adoption thereof shall be provided to the Regional Director within five (5) days after the Board meeting.

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25. Any request to modify the Liquidity Management Policy shall be submitted to the Regional Director for review and written non-objection at least thirty (30) days prior to the proposed date to implement any such modification.

26. Any modifications to the Liquidity Management Policy must receive the prior written non-objection of the Regional Director. Any request to modify the Liquidity Management Policy shall be submitted to the Regional Director for review and written non-objection at least forty-five (45) days prior to the proposed date to implement any such modification.

27. Effective immediately, the Association shall, with such frequency as shall be requested from time to time by the Regional Director, submit a liquidity and cash flow analysis in the form required by the Regional Director until such time as the Regional Director releases the Association from this reporting requirement.

Internal Asset Review (IAR).

28. Within fifteen (15) days, the Association shall identify and provide the Regional Director, for review and written non-objection, the name and resume of an experienced, independent third- party consultant (IAR Consultant) to conduct a review of the Association’s Internal Asset Review (IAR) structure and the Association’s internal asset review policies, procedures and practices and provide recommendations to the Association. The Association shall retain the IAR Consultant within fifteen (15) days of receipt of the Regional Director’s written non-objection.

29. Within forty-five (45) days after the date of the Association’s engagement of the IAR Consultant, the IAR Consultant shall deliver a final, written report (IAR Report) containing the findings and recommendations of the IAR Consultant simultaneously to the Regional Director and the Board.

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30. Within fifteen (15) days of receipt of the IAR Report, the Board shall submit to the Regional Director for review and notice of non-objection a written plan (IAR Plan) that describes the specific actions that the Association shall take to address the findings and recommendations contained in the IAR Report.

31. Upon receipt of written notification from the Regional Director that the IAR Plan is acceptable, the Association shall implement and adhere to the IAR Plan. A copy of the IAR Plan and the Board meeting minutes reflecting the Board’s adoption thereof shall be provided to the Regional Director within five (5) days after the Board meeting.

32. Any request to modify the IAR Plan shall be submitted to the Regional Director for review and written non-objection at least forty-five (45) days prior to the proposed date to implement any such modification.

Loan Review.

33. Within fifteen (15) days, the Association shall identify and provide the Regional Director, for review and written non-objection, the name and resume of an experienced, independent third- party consultant (Loan Review Consultant) to conduct an asset classification review of the Association’s loan portfolios including Church Loans (as defined in Paragraph 45 below), commercial and industrial loans, both secured and unsecured, non-residential and multifamily real estate loans, land loans, and construction loans, including reviews of appraisals as appropriate. The review shall be conducted consistent with the guidance set forth in 12 C.F.R. § 560.160 and Section 260 of the OTS Examination Handbook. The Association shall retain the Loan Review Consultant within fifteen (15) days of receipt of the Regional Director’s non-objection.

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34. The asset classification review conducted by the Loan Review Consultant shall include the following:

(a) one hundred percent (100%) of Church Loans (as defined in Paragraph 45 below);

(b) seventy-five percent (75%) of commercial and industrial loans, both secured and unsecured;

(c) seventy-five percent (75%) of non-residential and multifamily real estate loans;

(d) seventy-five percent (75%) of land loans; and

(e) seventy-five percent (75%) of construction loans.

For purposes of calculating the percentages set forth above, the Loan Review Consultant shall consider the total dollar amount of each loan portfolio described above, starting from the largest loan relationship and moving progressively through the next largest loan relationship until the seventy-five (75%) coverage ratio is reached. The asset classification review shall also include a random sample of the remaining loans in each such loan portfolio.

35. Within forty-five (45) days after the date of the Association’s engagement of the Loan Review Consultant, the Loan Review Consultant shall deliver a final, written report (Asset Classification Report) containing the findings and recommendations of the Loan Review Consultant simultaneously to the Regional Director and the Board.

36. Within fifteen (15) days of receipt of the Asset Classification Report, the Board shall submit to the Regional Director for review and notice of non-objection a written plan that describes the specific actions that the Association shall take to address the findings and recommendations contained in the Asset Classification Report (Asset Classification Plan). Upon

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receipt of written notification from the Regional Director that the Asset Classification Plan is acceptable, the Association shall implement and adhere to the Asset Classification Plan. A copy of the Asset Classification Plan and the Board meeting minutes reflecting the Board’s adoption thereof shall be provided to the Regional Director within five (5) days after the Board meeting.

37. Any request to modify the Asset Classification Plan shall be submitted to the Regional Director for review and written non-objection at least forty-five (45) days prior to the proposed date to implement any such modification.

Allowance for Loan and Lease Losses.

38. Within fifteen (15) days, the Association shall identify and provide the Regional Director, for review and written non-objection, the name and resume of an experienced, independent third- party consultant (ALLL Consultant) to conduct a review of the Association’s allowance for loan and lease losses (ALLL) to assess whether the Association’s ALLL methodology is consistent with regulatory requirements and guidance. The Association shall retain the ALLL Consultant within fifteen (15) days of receipt of the Regional Director’s written non-objection.

39. Within forty-five (45) days after the date of the Association’s engagement of the ALLL Consultant, the ALLL Consultant shall deliver a final, written report (ALLL Report) containing the findings and recommendations of the ALLL Consultant simultaneously to the Regional Director and the Board.

40. Within fifteen (15) days of receipt of the ALLL Report, the Board shall submit to the Regional Director for review and notice of non-objection a written plan (ALLL Plan) that describes the specific actions that the Association shall take to address the findings and recommendations contained in the ALLL Report. Upon receipt of written notification from the Regional Director that the ALLL Plan is acceptable, the Association shall implement and adhere to the ALLL Plan. A copy of the ALLL Plan and the Board meeting minutes reflecting the Board’s adoption thereof shall be provided to the Regional Director within five (5) days after the Board meeting.

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41. Any request to modify the ALLL Plan shall be submitted to the Regional Director for review and written non-objection at least forty-five (45) days prior to the proposed date to implement any such modification.

Concentration Reduction Plan.

42. Within forty-five (45) days, the Association shall submit a revised written Concentration Reduction Plan to the Regional Director for review and notice of non-objection. The Concentration Reduction Plan shall detail how the Association will reduce its existing concentration of commercial real estate (CRE) loans (including multifamily, church, and nonresidential real estate loans) as a percentage of Tier 1 (Core) Capital plus ALLL to a level acceptable to the Regional Director within a timeframe satisfactory to the Regional Director. At a minimum, the Concentration Reduction Plan shall comply with all applicable laws, regulations and regulatory guidance and shall include:

(a) targets for reduction of the concentration of CRE loans as a percentage of Tier 1 (Core) Capital plus ALLL and timeframes for each such target;

(b) a description of the manner and methods for reducing the Association’s concentration of CRE loans to the targets set therein; and

(c) all relevant assumptions and projections and documentation supporting such assumptions and projections.

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43. Upon receipt of written notification from the Regional Director that the Concentration Reduction Plan is acceptable, the Association shall implement and adhere to the Concentration Reduction Plan. The Board’s review of the Concentration Reduction Plan shall be documented in the Board meeting minutes. A copy of the Concentration Reduction Plan shall be provided to the Regional Director within five (5) days of adoption by the Board.

44. Any request to modify the Concentration Reduction Plan shall be submitted to the Regional Director for review and written non-objection at least forty-five (45) days prior to the proposed date to implement any such modification.

Church Loans.

45. Effective immediately, the Association shall not make, purchase, or commit to make or purchase: (a) any term real estate loan secured by churches or church-owned property; (b) any loan provided for the purpose of purchasing or refinancing churches or church-owned property; or (c) any other loan extended or maintained as part of the Association’s church loan program (collectively, Church Loans).

Brokered Deposits.

46. Effective immediately, the Association shall comply with the requirements of 12 C.F.R. § 337.6(b).

Directorate and Management Changes.

47. Effective immediately, the Association shall comply with the prior notification requirements for changes in directors and Senior Executive Officers set forth in 12 C.F.R. Part 563, Subpart H.

Dividends and Other Capital Distributions.

48. Effective immediately, the Association shall not declare or pay dividends or make any other capital distributions, as that term is defined in 12 C.F.R. § 563.141, without receiving the prior written approval of the Regional Director in accordance with applicable regulations and regulatory guidance. The Association’s written request for approval shall be submitted to the Regional Director at least thirty (30) days prior to the anticipated date of the proposed declaration, dividend payment or distribution of capital.

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Employment Contracts and Compensation Arrangements.

49. Effective immediately, the Association shall not enter into, renew, extend or revise any contractual arrangement relating to compensation or benefits for any Senior Executive Officer or director of the Association, unless it first provides the Regional Director with not less than thirty (30) days prior written notice of the proposed transaction. The notice to the Regional Director shall include a copy of the proposed employment contract or compensation arrangement or a detailed, written description of the compensation arrangement to be offered to such officer or director, including all benefits and perquisites. The Board shall ensure that any contract, agreement or arrangement submitted to the Regional Director fully complies with the requirements of 12 C.F.R, Part 359, 12 C.F.R. §§ 563.39 and 563.161(b), and 12 C.F.R. Part 570 - Appendix A.

Golden Parachute and Indemnification Payments.

50. Effective immediately, the Association shall not make any golden parachute payment4 or prohibited indemnification payment5 unless, with respect to each such payment, the Association has complied with the requirements of 12 C.F.R. Part 359 and, as to indemnification payments, 12 C.F.R. § 545.121.

[4]	The term “golden parachute payment” is defined at 12 C.F.R. § 359.l(f).
[5]	The term “prohibited indemnification payment” is defined at 12 C.F.R. § 359.1 (1).

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Growth.

51. Effective immediately, the Association shall not increase its total assets during any quartet in excess of an amount equal to net interest credited on deposit liabilities during the prior quarter without the prior written notice of non-objection of the Regional Director.

Third Party Contracts.

52. Effective immediately, the Association shall not enter into any arrangement or contract with a third party service provider that is significant to the overall operation or financial condition of the Association or outside the Association’s normal course of business unless, with respect to each such contract, the Association has: (a) provided the Regional Director with a minimum of thirty (30) days prior written notice of such arrangement or contract and a written determination that the arrangement or contract complies with the standards and guidelines set forth in Thrift Bulletin 82a (TB 82a); and (b) received written notice of non-objection from the Regional Director.

Transactions with Affiliates.

53. Effective immediately, the Association shall not engage in any transaction with an affiliate unless; with respect to each such transaction, the Association has complied with the notice requirements set forth in 12 C.F.R. § 563.41 (c)(4), which shall include the information set forth in 12 C.F.R. § 563.41 (c)(3). The Board shall ensure that any transaction with an affiliate for which notice is submitted pursuant to this Paragraph complies with the requirements of 12 C.F.R. § 563.41 and Regulation W, 12 C.F.R. Part 223.

Effective Date, Incorporation of Stipulation.

54. This Order is effective on the Effective Date as shown on the first page. The Stipulation is made a part hereof and is incorporated herein by this reference.

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Duration.

55. This Order shall remain in effect until terminated, modified, or suspended by written notice of such action by the OTS, acting by and through its authorized representatives.

Time Calculations.

56. Calculation of time limitations for compliance with the terms of this Order run from the Effective Date and shall be based on calendar days, unless otherwise noted.

57. The Regional Director, or an OTS authorized representative, may extend any of the deadlines set forth in the provisions of this Order upon written request by the Association that includes reasons in support for any such extension. Any OTS extension shall be made in writing.

Submissions and Notices.

58. All submissions, including any reports, to the OTS that are required by or contemplated by this Order shall be submitted within the specified timeframes.

59. Except as otherwise provided herein, all submissions, requests, communications, consents or other documents relating to this Order shall be in writing and sent by first class U.S. mail (or by reputable overnight carrier, electronic facsimile transmission or hand delivery by messenger) addressed as follows:

(a)	To the OTS:

Philip A. Gerbick, Regional Director

Attn: Timothy J. Lane, Assistant Director

Office of Thrift Supervision, Western Region

1551 North Tustin Avenue, Suite 1050

Santa Ana, CA 92705-8661

Facsimile: (714) 796-4710

(b)	To the Association:

Paul Hudson, Chairman

Broadway Federal Bank, f.s.b.

4800 Wilshire Boulevard

Los Angeles, CA 90010

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No Violations Authorized.

60. Nothing in this Order or the Stipulation shall be construed as allowing the Association, its Board, officers, or employees to violate any law, rule, or regulation.

IT IS SO ORDERED.

OFFICE OF THRIFT SUPERVISION

BY:	/s/ Philip A. Gerbick
Philip A. Gerbick Regional Director Western Region

Date: See Effective Date On page 1

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